SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ----------------
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(A) of the
                       Securities and Exchange Act of 1934


Check the appropriate box:
  [ ]Preliminary proxy statement
  [ ]Confidential, for use of the Commission only
  [X]Definitive proxy statement
  [ ]Definitive additional materials
  [ ]Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                          MISSION WEST PROPERTIES, INC.
                (Name of Registrant as Specified in its Charter)

             -------------------------------------------------------
      (Name of Person (s) Filing Proxy Statement, if other than Registrant)


Payment of filing fee (Check the appropriate box):
  [X]No fee required
  [ ]Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:
  [ ]Fee paid previously with preliminary materials
  [ ]Check box if any  part of the fee is offset as provide by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, of the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
     (2) Form, Schedule or Registration Statement No.:
     (3) Filing Party:
     (4) Date Filed:



            First mailed to stockholders on or about April 25, 2001.

                          MISSION WEST PROPERTIES, INC.
                               10050 Bandley Drive
                           Cupertino, California 95014


Dear Stockholder,

     You are cordially invited to attend the 2001 Annual Meeting of Stockholders of Mission West Properties, Inc. (the "Company") to be held at 10:00 a.m., Pacific Daylight Time ("PDT"), on May 17, 2001 at the Company's offices at 10050 Bandley Drive, Cupertino, California 95014.

     The matters expected to be acted upon at the meeting are described in detail in the following Notice of the 2001 Annual Meeting of Shareholders and Proxy Statement. Also included is a Proxy Card and postage paid envelope.

     Whether you plan to attend the Annual Meeting or not, it is important that you promptly complete, sign, date and return the enclosed proxy card, or vote in accordance with the instruction set forth on the proxy card. This will ensure your proper representation at the Annual Meeting.

                               Sincerely,



                               Carl E. Berg
                               -------------------------------------------------
                               Chairman of the Board and Chief Executive Officer


                             YOUR VOTE IS IMPORTANT.
                  PLEASE REMEMBER TO PROMPTLY RETURN YOUR PROXY

                          MISSION WEST PROPERTIES, INC.
                  NOTICE OF 2001 ANNUAL MEETING OF STOCKHOLDERS
                           To be held on May 17, 2001


To the Stockholders of Mission West Properties, Inc.:

     NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Stockholders of Mission West Properties, Inc., a Maryland corporation (the "Company"), will be held on May 17, 2001 at the Company's offices at 10050 Bandley Drive, Cupertino, California 95014 at 10:00 a.m., PDT, for the following purposes:

     1. To elect four members of the Board of Directors to hold office until the next Annual Meeting of Stockholders or until their respective successors have been elected and qualify. The nominees are Carl E. Berg, John C. Bolger, William A. Hasler, and Lawrence B. Helzel.

     2.   To   ratify   the    appointment   of   the    accounting    firm   of
          PricewaterhouseCoopers LLP as independent auditors for the Company for the year ending December 31, 2001.

     3. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

     The Board of Directors has fixed the close of business on April 20, 2001 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. A list of such stockholders will be available for inspection at the principal office of the Company.

     All stockholders are cordially invited to attend the Annual Meeting. However, to ensure your representation, you are requested to complete, sign, date and return the enclosed proxy as soon as possible in accordance with the instructions on the proxy card. A return addressed envelope is enclosed for your convenience. Any stockholder attending the Annual Meeting may vote in person even though the stockholder has returned a proxy previously. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

                                            BY ORDER OF THE BOARD OF DIRECTORS



                                            Michael L. Knapp
                                            ------------------------------------
                                            Secretary
Cupertino, California
April 25, 2001

                          MISSION WEST PROPERTIES, INC.
                               10050 Bandley Drive
                           Cupertino, California 95014
                              ---------------------

                                 PROXY STATEMENT
                              ---------------------

                               GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Mission West Properties, Inc., a Maryland corporation (the "Company"), of proxies, in the accompanying form, to be used at the Annual Meeting of Stockholders to be held at 10:00 a.m., PDT, on May 17, 2001 at 10050 Bandley Drive, Cupertino, California 95014 and any postponement or adjournments thereof (the "Meeting").

     This Proxy Statement and the accompanying proxy are being mailed on or about April 25, 2001 to all stockholders entitled to notice of and to vote at the Meeting.

                       SOLICITATION AND VOTING PROCEDURES

     Shares represented by valid proxies in the form enclosed, received in time for use at the Meeting and not revoked at or before the Meeting, will be voted at the Meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Company's common stock, par value $.001 per share ("Common Stock"), is necessary to constitute a quorum at the Meeting. Holders of Common Stock are entitled to one vote on all matters. The Company will tabulate stockholder votes, and an officer of the Company will tabulate votes cast in person at the Meeting. With respect to the tabulation of proxies for purposes of constituting a quorum, abstentions are treated as present, but will not be counted as votes cast at the Meeting with respect to any proposal and will have no effect on the result of the vote.

     Assuming the presence of a quorum, the affirmative vote of a plurality of the votes cast at the Meeting and entitled to vote is required for Proposal No. 1 regarding the election of directors. An affirmative vote of the holders of a majority of the votes cast affirmatively or negatively at the Meeting is necessary for approval of Proposal No. 2 to ratify the appointment of independent auditors. All proxies will be voted as specified on the proxy cards submitted by stockholders, if the proxy is properly executed and is received by the Company before the close of voting at the Meeting or any adjournment or postponement thereof. If no choice has been specified, a properly executed and timely proxy will be voted for Proposals Nos. 1 and 2, which are described in detail elsewhere in this Proxy Statement.

     The close of business on April 20, 2001 has been fixed as the record date for determining the stockholders entitled to notice of and to vote at the Meeting. As of that date, the Company had 17,049,953 shares of Common Stock outstanding and entitled to vote.

     The cost of soliciting proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of Common Stock for their expenses in forwarding proxy material to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram, telex and other electronic means, and personal solicitation by the directors, officers or employees of the Company. No additional compensation will be paid to directors, officers or employees for such solicitation. The Company's Annual Report on Form 10-K for the year ended December 31, 2000 is being mailed to the stockholders with this Proxy Statement. Only one

Annual Report and Proxy Statement is being delivered to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders. The Company will deliver promptly a separate copy of the Annual Report and Proxy Statement to any stockholder at the shared address who requests them by contacting the Company at the address or telephone number set forth below.

                      VOTING ELECTRONICALLY OR BY TELEPHONE

     A number of brokerage firms and banks are participating in a program provided through ADP Investor Communication Services that offers telephone and Internet voting options. If your shares are held in an account at a brokerage firm or bank participating in the ADP program, you may vote those shares by calling the telephone number which appears on your voting form or though the Internet in accordance with instructions set forth on the voting form. Votes submitted through the Internet or by telephone through the ADP program must be received by midnight on May 16, 2001.

     The Internet and telephone voting procedures are designed to authenticate stockholders' identities, to allow stockholders to communicate their authorization of a proxy to vote their shares and to confirm that their instructions have been properly recorded. The Company has been advised by its counsel that the procedures that have been put in place are consistent with the requirements of applicable law. Stockholders communicating voting authorization via the Internet through ADP Investor Communication Services should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that would be borne by the stockholder.

                             REVOCABILITY OF PROXIES

     You can revoke your proxy at any time before the voting at the Meeting by sending a properly signed written notice of your revocation to the Secretary of the Company, by submitting another proxy that is properly signed and bears a later date or by attending the Meeting and voting in person. Attendance at the Meeting will not itself revoke an earlier submitted proxy. Requests for additional copies of the Annual Report and Proxy Statement to be delivered to stockholders with a shared address may be made by calling the Company at (408) 725-0700. You should direct any written notices of revocation, requests for additional copies of the Annual Report and Proxy Statement, and related correspondence to: Mission West Properties, Inc., 10050 Bandley Drive, Cupertino, California 95014, Attention: Secretary.

                                   MANAGEMENT

                        DIRECTORS AND EXECUTIVE OFFICERS

     The directors and executive officers of Mission West Properties, Inc. as of March 31, 2001 are as follows:

Name                            Age          Positions with the Company
--------------------------      ---          -----------------------------------------------------------
Carl E. Berg                    63           Chairman of the Board, Chief Executive Officer, & President
Wayne N. Pham                   31           Vice President of Finance and Controller
John C. Bolger (1)              54           Director
William A. Hasler (1)           58           Director
Lawrence B. Helzel (1)          53           Director

(1) Member of the Audit Committee, the Compensation Committee, and the Independent Directors Committee.

The following is a biographical summary of the experience of our executive officers and directors:

     Mr. Berg has served as Chief Executive Officer, President and Director of the Company since September 1997. Since 1979, Mr. Berg has been a general partner of Berg & Berg Developers and has been a director and officer of Berg & Berg Enterprises, Inc. since its inception. Mr. Berg is also a director of Focus Enhancements, Inc., Valence Technology, Inc. and System Integrated Research, Ltd.

     Mr. Pham joined the Company on March 14, 2000 as Controller and was promoted to Vice President of Finance in October 2000. He was the Corporate Accountant and Accounting Manager at AvalonBay Communities, Inc., a multi-family apartment REIT, from 1995 to 1999. Prior to that he worked at Lau CPA Services.

     Mr. Bolger became a director of the Company on March 30, 1998. Mr. Bolger is a private investor. He was Vice President of Finance and Administration of Cisco Systems, Inc. and is currently retired. Mr. Bolger is also a director of Integrated Device Technology, Inc., JNI Corporation, Sanmina Corporation, TCSI Corporation and Wind River Systems, Inc.

     Mr. Hasler became a director of the Company on December 4, 1998. For seven years, Mr. Hasler was Dean of Haas School of Business, University of California, Berkeley. He retired as Dean Emeritus and assumed the position of Co-CEO of Aphton Corporation, a public pharmaceutical company. Mr. Hasler is also a director of Aphton, Solectron, Walker Interactive, and TCSI Corporation. He is a public governor of the Pacific Stock and Options Exchange and a trustee of the Schwab Funds.

     Mr. Helzel became a director of the Company on December 4, 1998. Mr. Helzel is a general partner of Helzel Kirshman, L.P., a private investment partnership.

NUMBER TERMS AND ELECTION OF DIRECTORS

     The Company's Bylaws currently provide for a Board of Directors consisting of four directors. Each director will serve for a term of one year or until the next annual meeting at which directors are elected and until the director's successor is elected and qualifies. In the election of directors, each stockholder is entitled to one vote for each share of Common Stock held by such shareholder.

MEETINGS OF DIRECTORS

     Until such time as Carl E. Berg, Clyde J. Berg, the members of their respective immediate families and certain entities controlled by Carl E. Berg and/or Clyde J. Berg, which are Berg & Berg Enterprises, Inc., Baccarat Cambrian Partnership, Baccarat Fremont Developers LLC, and DeAnza Office Partners (collectively, the "Berg Group") and their affiliates (other than the Company and Mission West Properties, L.P., Mission West Properties, L.P. I, Mission West Properties, L.P. II or Mission West Properties, L.P. III (collectively, the "Operating Partnership")), in the aggregate, own less than 15% of the voting stock of the Company (including without limitation upon the exercise of all outstanding warrants, options, convertible securities and other rights to acquire voting stock of the Company, and all O.P. units exchangeable or redeemable for Common Stock or other voting stock of the Company without regard to any ownership limit set forth in the Charter, the Bylaws or by agreement), a majority of the directors, including Carl E. Berg or an individual whom he designates to replace him as a director on the Board of Directors (the "Berg Designee"), shall be required to (i) hold a meeting of the Board of Directors which is not attended by Carl E. Berg or the Berg Designee (unless Mr. Berg or the Berg Designee consents in writing to the holding of such meeting), (ii) approve any amendment to the Company's Charter or Bylaws, or (iii) approve any merger, consolidation or sale of all or substantially all of the assets of the Company or the Operating Partnerships.

     Until the date on which the Berg Group and their affiliates (other than the Company and the Operating Partnership) own less than 15% of the fully-diluted number of shares, all meetings of the Board of Directors require the presence of Carl E. Berg or in the event of his death, disability or other event which results in Mr. Berg no longer being a director, the presence of the Berg Designee. Mr. Berg shall submit a written statement identifying the Berg Designee to the Company from time to time to permit identification of the Berg Designee in the event that death, disability or other event results in a vacancy on the Board of Directors due to Mr. Berg's inability to serve as a director. Mr. Berg may amend the statement at his sole discretion.

COMPENSATION OF DIRECTORS

     The Company pays its directors, who are not officers, fees for their services as directors. They receive annual compensation of $15,000 plus a fee of $1,000 for attendance (in person or by telephone) at each meeting of the Board of Directors, but not for committee meetings. Officers of the Company who are also directors will not be paid any directors' fees.

     Each non-employee member of the Board of Directors who became or becomes a member of the Board of Directors after November 10, 1997, the date on which the 1997 Stock Option Plan (the "Option Plan") was approved by the stockholders of the Company, automatically receives a grant of an option to purchase 50,000 shares of Common Stock at an exercise price equal to 100% of the fair market value of the Common Stock at the date of grant of such option upon joining the Board of Directors. Such options become exercisable cumulatively with respect to 1/48th of the underlying shares on the first day of each month following the date of grant. In October 2000, an additional 32,000 options were granted to each director and become exercisable with respect to 1/16th of the underlying shares on the first day of each quarter following the date of grant. Generally, the options must be exercised while the optionee remains a director.

COMMITTEES OF THE BOARD OF DIRECTORS AND MEETINGS

     The Company's Board of Directors has standing Audit and Compensation Committees. The Audit Committee currently has three members: John C. Bolger,
William A. Hasler and Lawrence B. Helzel, who became a member of the Audit Committee in April 2000. The Compensation Committee currently has the same three members.

     The Board of Directors has an Independent Directors Committee comprised of Messrs. Bolger, Hasler and Helzel. This committee is responsible for acting upon proposed transactions between the Company and members of the Berg Group under the terms of certain agreements between the Company and such Berg Group members. See "Certain Relationships and Related Transactions."

     During the fiscal year ended December 31, 2000, there were four meetings of the Board of Directors, three meetings of the Audit Committee and one meeting of the Compensation Committee of the Board of Directors. In addition, the members of the Board of Directors, the Compensation Committee and the Independent Directors Committee acted at various times by unanimous written consent pursuant to Maryland law.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following Summary Compensation Table sets forth-summary information as to compensation received by the Company's Chief Executive Officer and each of the other most highly compensated persons who were serving as executive officers or directors of the Company as of December 31, 2000.


                                                                                            Long-Term
                                                                                           Compensation
                                               Annual Compensation                            Awards
                                              -------------------------------------------  ------------
                                                                                            Securities
                                                                           Other Annual     Underlying      All Other
Name and Principal Position         Year       Salary       Bonus       Compensation (1)     Options      Compensation
------------------------------     ------     --------     -------     ------------------  ------------  --------------
Carl E. Berg                        2000      $100,000      $  --          $22,500                 --           --
Chief Executive Officer and         1999       100,000         --           15,000                 --           --
President                           1998       100,000         --               --                 --           --

Wayne N. Pham                       2000        94,000         --               --            152,000           --
Vice President and Controller       1999            --         --               --                 --           --
                                    1998            --         --               --                 --           --

--------------------------
(1)  Employer contribution to 401(k) plan.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END VALUES

     The following table provides information regarding the aggregate exercises of options by each of the named executive officers. In addition, this table includes the number of shares covered by both exercisable and unexercisable stock options as of December 31, 2000, and the values of "in-the-money" options, which values represent the positive spread between the exercise price of any such options and the fiscal year-end value of the Company's Common Stock.

                                                                  Number of Securities           Value of the Unexercised
                                                                 Underlying Unexercised           In-The-Money Options at
                                  Shares                      Options at December 31, 2000        December 31, 2000 (2)
                               Acquired on       Value       ------------------------------  ------------------------------
                                Exercise      Realized (1)    Exercisable    Unexercisable    Exercisable    Unexercisable
                              -------------  --------------  -------------  ---------------  -------------  ---------------

Carl E. Berg..............           --             N/A            N/A              N/A            N/A              N/A


Wayne N. Pham.............           --             N/A            N/A          152,000            N/A         $513,760

-------------------
(1) The value realized represents the aggregate market value of the shares covered by the option on the date of exercise less the aggregate exercise price paid by the executive officer.
(2) The value of unexercised in-the-money options at fiscal year end assumes a fair market value for the Company's Common Stock of $13.88, the closing market price per share of the Company's Common Stock as reported on the American Stock Exchange on December 29, 2000, the last trading day for the year.

                                 SHARE OWNERSHIP

     The following table sets forth certain information as of March 15, 2001, concerning the ownership of Common Stock by (i) each stockholder of the Company known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (ii) each current member of the Board of Directors of the Company, (iii) each executive officer and director of the Company named in the Summary Compensation Table appearing under "Executive Compensation" below and (iv) all current directors and executive officers of the Company as a group.

     The Company has relied on information supplied by its officers, directors and certain shareholders and on information contained in filings with the SEC.

                                                                                                Percent of
                                                                                                all Shares
                                                                                                of Common
                                                                                                  Stock             Percent of
                                              Number of     Percent of                          (Assuming           All Shares
                                               Shares       All Shares                          Exchange of         of Common
                                            Beneficially    of Common      Number of O.P.        Holder's           Stock/O.P.
Name                                          Owned (1)       Stock           Units             O.P. Units)(2)     Units (1)(2)
-------------------------------------------------------------------------------------------------------------------------------
Executive Officers and Directors:
Carl E. Berg                                  50,000(4)(10)       *         55,537,158(5)(10)      76.58%             55.24%
   President, Chief Executive Officer
   and Director
Wayne N. Pham                                 16,500(12)          *                 --                 *                  *
   Vice President and Controller
John C. Bolger, Director                      66,776(6)           *                 --                 *                  *
   96 Sutherland Drive
   Atherton, CA 94027
William A. Hasler, Director                   36,218(7)           *                 --                 *                  *
   c/o Aphton Corporation
   1 Market Street, Spear Tower, Ste. 1850
   San Francisco, CA 94105
Lawrence B. Helzel, Director                 196,218(3)        1.15%                --              1.15%                 *
   c/o Helzel Kirshman, LP
   5550 Redwood Road, Suite 4
   Oakland, CA 94619
5% Stockholders:
J.P. Morgan Chase & Company                1,812,000(11)      10.63%                --             10.63%              1.80%
   270 Park Avenue
   New York, NY 10017
Clyde J. Berg                                      0              *         36,637,696(8)(9)       68.24%             36.41%
   c/o Berg & Berg Developers
   10050 Bandley Drive
   Cupertino, CA  95014
Berg & Berg Enterprises, Inc. (9)                  0              *         10,789,383             38.76%             10.72%
   10050 Bandley Drive
   Cupertino, CA  95014
All Directors and Officers as a group        365,712(10)       2.14%        55,537,158(10)         77.01%             55.56%
   (5 persons)


* Less than 1%.

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power and/or investment power with respect to those securities and includes securities which such person has the right to acquire beneficial ownership within 60 days of March 15, 2001. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them. Percent of all shares of common stock calculations are based on 17,049,953 shares outstanding as of March 15, 2001. Percent of all shares of common stock/O.P. Units calculations are based on 100,625,980 shares of common stock and O.P. Units exchangeable for common stock as of March 15, 2001.

(2) Assumes O.P. Units are exchanged for shares of common stock without regard to (i) whether such O.P. Units may be exchanged for shares of common stock within 60 days of March 15, 2001, and (ii) certain ownership limit provisions set forth in the Company's Articles of Amendment and Restatement.

(3) Includes 36,218 shares of common stock issued/to be issued on exercise of options. Does not include 45,782 shares of common stock issuable on exercise of the "Non-Employee Director Grant Pursuant to 1997 Stock Option Plan."

(4) Mr. Berg disclaims beneficial ownership of 49,738 shares of Common Stock held by him as a trustee under various pension and profit sharing plans. Such shares are not included herein. Mr. Berg has no investment control over such shares.

(5) Includes O.P. Units in which Mr. Berg has a pecuniary interest because of his status as a limited partner in the operating partnerships. Also includes an additional 14,028,585 shares of Common Stock held by or issuable on exchange of O.P. Units beneficially owned by Berg & Berg
     Enterprises, Inc. and King Ranch Partnership, and 11,425,293 shares of common stock issuable on exchange of O.P. Units held by West Coast Venture Capital, Limited, L.P., because Mr. Berg is an executive officer and director of the sole general partner, West Coast Venture Capital, Inc. Mr. Berg disclaims beneficial interest in any shares or O.P. Units deemed beneficially owned by Kara Ann Berg, his daughter, Carl Berg Child's Trust UTA dated June 2, 1978 and the 1981 Kara Ann Berg Trust.

(6) Includes 44,554 shares of common stock issued/to be issued on exercise of options. Does not include 37,446 shares of common stock issuable on exercise of the "Non-Employee Director Grant Pursuant to 1997 Stock Option Plan."

(7) Includes 36,218 shares of common stock issued/to be issued on exercise of options. Does not include 45,782 shares of common stock issuable on exercise of the "Non-Employee Director Grant Pursuant to 1997 Stock Option Plan."

(8) Includes O.P. Units in which Mr. Berg has a pecuniary interest because of his status as a limited partner in the operating partnerships. Also includes L.P. Units held by Mr. Berg as trustee of the Carl Berg Child's Trust UTA dated June 2, 1978 and the 1981 Kara Ann Berg Trust, and an additional 14,028,585 shares of Common Stock held by or issuable on exchange of O.P. Units beneficially owned by Berg & Berg Enterprises, Inc. and King Ranch Partnership. This does not include any share deemed beneficially owned by Sonya L. Berg and Sherri L. Berg, his daughters, as to which he disclaims beneficial ownership.

(9) Carl E. Berg is an executive officer and director and Clyde J. Berg is a director of Berg & Berg Enterprises, Inc. With members of their immediate families, the Messrs. Berg beneficially owns, directly and indirectly, all of the O.P. Units of Berg & Berg Enterprises, Inc.

(10) Current officers and directors include Carl E. Berg, Wayne N. Pham, John C. Bolger, William A. Hasler, and Lawrence B. Helzel. See Notes 3 through 8.

(11) J.P. Morgan Chase & Co. is the beneficial owner on behalf of other persons. No such person is known to have an interest in more than 5% of the common stock reported.

(12) Includes 16,500 shares of common stock to be issued on exercise of options. Does not include 135,500 shares of common stock issuable on exercise of the "Employee Grant Pursuant to 1997 Stock Option Plan."

CONTRACTUAL AND OTHER CONTROL ARRANGEMENTS

     SPECIAL BOARD VOTING PROVISIONS. The Charter and Bylaws provide substantial control rights for the Berg Group. These rights include a requirement that Mr. Berg or his designee as director approve certain fundamental corporate actions, including amendments to the Charter and Bylaws and any merger, consolidation or sale of all or substantially all of our assets. In addition, the Bylaws provide that a quorum necessary to hold a valid meeting of the board of directors must include Mr. Berg or his designee. The rights described in the two preceding sentences apply only as long as the Berg Group members and their affiliates, other than the Company and the Operating Partnerships, beneficially own, in the aggregate, at least 15% of the outstanding shares of Common Stock on a fully diluted basis, which is calculated based on all outstanding shares of Common Stock and all shares of Common Stock that could be acquired upon the exercise of all outstanding options to acquire the Company's stock, as well as all shares of Common Stock issuable upon exchange of all O.P. Units. In addition, directors representing more than 75% of the entire board of directors must approve other significant transactions, such as incurring debt above certain amounts, acquiring assets and conducting business other than through the Operating Partnerships.

     BOARD OF DIRECTORS REPRESENTATION. The Berg Group members have the right to designate two of the director nominees submitted by the Board of Directors to stockholders for election, as long as the Berg Group members and their affiliates, other than the Company and the Operating Partnerships, beneficially own, in the aggregate, at least 15% of our outstanding shares of common stock on a fully diluted basis. If the fully diluted ownership of the Berg Group members and their affiliates is less than 15% but is at least 10% of the common stock, the Berg Group members have the right to designate one of the director nominees submitted by the Board of Directors to stockholders for election. Its right to designate director nominees affords the Berg Group substantial control and influence over the management and direction of our corporation.

     SUBSTANTIAL OWNERSHIP INTEREST. The Berg Group currently owns O.P. Units representing approximately 78.8% of the equity interests in the operating partnerships. The O.P. Units may be converted into shares of Common Stock, subject to limitations set forth in the Charter (including an overall 20% ownership limitation), and other agreements with the Berg Group. Upon conversion these shares would represent voting control of the Company. The Berg Group's ability to exchange its O.P. Units for Common Stock permits it to exert substantial influence over the management and direction of the Company.

     LIMITED PARTNER APPROVAL RIGHTS. Mr. Berg and other limited partners, including other members of the Berg Group, may restrict the Company's operations and activities through rights provided under the terms of the Amended and Restated Agreement of Limited Partnership which governs each of the Operating Partnerships and the Company's legal relationship to each Operating Partnership as its general partner. Matters requiring approval of the holders of a majority of the O.P. Units, which necessarily would include the Berg Group, include (i) the amendment, modification or termination of any of the Operating Partnership Agreements; (ii) the transfer of any general partnership interest in the Operating Partnerships, including, with certain exceptions, transfers attendant to any merger, consolidation or liquidation of our corporation; (iii) the admission of any additional or substitute general partners in the Operating Partnerships; (iv) any other change of control of the Operating Partnerships;
(v) a general assignment for the benefit of creditors or the appointment of a custodian, receiver or trustee of any of the assets of the Operating Partnerships; and (vi) the institution of any bankruptcy proceeding for any Operating Partnership.

     In addition, as long as the Berg Group members and their affiliates, beneficially own, in the aggregate, at least 15% of the outstanding shares of common stock on a fully diluted basis, the consent of the limited partners holding the right to vote a majority of the total number of O.P. Units outstanding is also required with respect to (i) the sale or other transfer of all or substantially all of the assets of the Operating Partnerships and certain mergers and business combinations resulting in the complete disposition of all O.P. Units; (ii) the issuance of limited partnership interests senior to the O.P. Units as to distributions, assets and voting; and (iii) the liquidation of the Operating Partnerships.

COMPARISON OF SHAREHOLDER RETURN ON INVESTMENT

     The following line graph compares the change in the Company's cumulative stockholder return on its shares of Common Stock to the cumulative total return of the NAREIT Equity REIT Total Return Index ("NAREIT Equity Index") and the Standard & Poor's 500 Stock Index ("S & P 500 Index") from December 31, 1998 to December 31, 2000. The line graph starts December 31, 1998; however, the Company started trading under the Berg Group ownership on December 8, 1998. The graph assumes that the value of the investment in the Company's common stock was $100 at December 31, 1998 and that all dividends were reinvested. The common stock's price on December 31, 1998 was $6.75. The Company obtained the information about the NAREIT Equity Index and S & P 500 INDEX from each entity respectively, and has assumed that the information is reliable, but cannot assume its accuracy.


                                [GRAPH OMITTED]


                 Mission West
               Properties, Inc.          S & P 500          NAREIT EQUITY INDEX
               ----------------          ---------          -------------------
1998               $100.00                $100.00                 $100.00
1999               $123.23                $119.53                 $ 95.38
2000               $233.98                $ 86.86                 $126.37

(1) Due to the reorganization of the Company by the Berg Group and the effective liquidation of the Company's assets during this same period, the Company has not included stock price performance for the years ended 1996 and 1997 in the above chart. For the year ended 1996, the Company's stock price performance was $255.21. For the same time period, the Russell 2000 and peer group were $176.14 and $233.23, respectively. For the year ended 1997, the Company's stock price performance was $364.33. For the same time period, the Russell 2000 and a peer group were $215.52 and $320.39, respectively.

(2)  The  stock  price  performance  shown  in  the  graph  is  not  necessarily indicative of future performance of the Company's common stock. Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this Proxy Statement on future filings made by the Company under those statutes, the Compensation Committee report and Stock Performance Graph are not deemed filed with the Securities Exchange Commission and shall not be deemed incorporated by reference into any such filings.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Set forth below is a summary of certain material transactions since July 1, 1998 between the Company and any of its directors, executive officers or holders of more than 5% of the Company's Common Stock, or between the Company and persons in which directors, executive officers or such stockholders have direct or indirect material interests.

PROPERTY ACQUISITIONS AND FINANCIAL TRANSACTIONS BETWEEN THE COMPANY AND THE BERG GROUP

     Through a series of transactions in 1997 and 1998, the Company became the vehicle for substantially all of the Silicon Valley R&D property activities of the Berg Group, which includes Mr. Berg, his brother Clyde J. Berg, members of their families and a number of entities in which they have controlling or substantial ownership interests. The Company owns these former Berg Group properties, as well as the rest of its properties, through the Operating Partnerships, of which the Company is the sole general partner. Through various property acquisition agreements with the Berg Group, the Company has the right to purchase, on pre-negotiated terms, R&D and other types of office and light industrial properties that the Berg Group develops in the future in California, Oregon and Washington.

     PENDING PROJECTS ACQUISITION AGREEMENT. In December 1998, the Company had entered into the pending projects acquisition agreement with members of the Berg Group, under which the Company agreed to acquire approximately 1.0 million square feet upon the completion and leasing of identified pending development projects upon the following material terms: (i) the acquisition price was payable in cash or, at the option of the Berg Group, in O.P. Units valued at $4.50 per O.P. Unit, which was the price per share of the Company's common stock in May 1998, when the Company agreed to the terms of the pending projects acquisition agreement; (ii) the Berg Group built and delivered each completed and fully-leased R&D property in the pending development projects to the operating partnerships at an acquisition price equaled to the average monthly rental rate per square foot over the term of the lease divided by an agreed upon capitalization rate, which ranged from 14.0% to 17.0%, minus the amount of debt encumbering the property; (iii) the closing for the acquisition of an individual R&D property within a project occurred only when the building was completed and leased, unless otherwise agreed by the parties; (iv) leases were on commercially reasonable terms and conditions; and (v) all actions taken by the Company under the pending projects acquisition agreement were approved by a majority of the members of the Independent Directors Committee. The pending projects acquisition agreement was terminated in December 2000 when the last property contemplated for development was completed, leased, and purchased by the Company.

     BERG LAND HOLDINGS OPTION AGREEMENT. In December 1998, the Company entered into the Berg land holdings option agreement under which the Company has the option to acquire any fully leased future R&D, office and industrial property developed by the Berg Group on land currently owned or optioned, or acquired for these purposes in the future, directly or indirectly, by Carl E. Berg or Clyde
J. Berg. The principal terms of the agreement include the following:

     - So long as the Berg Group members and their affiliates own or have the right to acquire shares representing at least 65% of our common stock on a fully diluted basis the Company will have the option to acquire any building developed by any member of the Berg Group on the land subject to the agreement at such time as the building has been leased. Upon the exercise of the option, the option price will equal the sum of:

          (1)  the full construction cost of the building; plus
          (2)  10% of the full construction cost of the building; plus
          (3) interest at LIBOR plus 1.65% on the amount of the full construction cost of the building for the period from the date funds were disbursed by the developer to the close of escrow; plus
          (4) the original acquisition cost of the parcel on which the improvements will be constructed; plus
          (5) 10% per annum of the amount of the original acquisition cost of the parcel from the later of January 1, 1998 and the seller's acquisition date, to the close of escrow; minus
          (6) the aggregate principal amount of all debt encumbering the acquired property.

     - The acquisition cost, net of any debt, will be payable in cash, or O.P. Units valued at the average closing price of the Common Stock over the 30-trading-day period preceding the acquisition or in cash, at the option of the Berg Group.

     -    The Company must assume all tax assessments.

     - If the Company elects not to exercise the option with respect to any property, the Berg Group may hold and lease the property for its own account, or may sell it to a third party.

     - All action taken by the Company under the Berg land holdings option agreement must be approved by a majority of the members of the Independent Directors Committee.

     The following table presents certain information concerning projects acquired under the pending projects acquisition agreement ("Pending") and the Berg land holdings option agreement ("Berg Land"):


                               Approximate       Actual                                          O.P.
                              Rentable Area    Acquisition     Acquisition     Cash/Debt        Units
Property                      (square feet)      Period           Price       Assumption       Issued
---------------------------  ---------------  -------------  --------------  -------------  -------------
Pending: (1)
   1650 Richard Avenue            52,800         Q3 1998      $  4,198,000    $ 2,436,261        405,166
   6810 Santa Teresa Blvd         54,996         Q1 1999         8,558,000      3,612,870        694,030
   1065 - 1105 L'Avenida         515,700         Q2 1999       156,107,000     57,057,700     13,206,629
   1750 Automation Pkwy           80,641         Q3 1999        15,963,000      3,500,000      1,455,578
   1700 Richard Avenue            58,783         Q3 1999         5,756,000      1,058,000        548,637
   1756 Automation Pkwy           80,640         Q1 2000        14,594,000      5,100,000      1,346,480
   1762 Automation Pkwy           61,100         Q2 2000        17,029,000      8,458,260      1,001,213
   1768 Automation Pkwy          110,592         Q4 2000        27,316,000      9,500,000      1,370,443

Berg Land:
   5850 Hellyer Avenue           109,715         Q4 1998         9,494,000      7,880,445        266,898
   5749 Fontanoso Way             77,700         Q4 1999         7,169,394      3,943,924        406,358
   800 Branham Lane              239,000         Q1 2000        18,358,912      6,330,933      1,438,066
   255 Caspian Drive              98,500         Q2 2000        11,637,164      7,000,000        550,079
   5300-5350 Hellyer Ave         160,000         Q2 2000        17,183,541     12,565,936        659,223
   5400 Hellyer Avenue            77,184         Q3 2000         8,598,072      4,136,384        466,377
   45365 Northport Loop           64,218         Q4 2000         8,158,370      1,276,391        538,357

                             ---------------                 --------------  -------------  -------------
                      TOTAL    1,841,569                      $330,120,453   $133,857,104     24,353,534
                             ===============                 ==============  =============  =============

(1) The acquisition price under generally accepted accounting principles ("GAAP") is based on the closing price of the Company's common stock on the closing date of the acquisition.

     In January and February 2001, the Company acquired two newly constructed R&D properties leased to Celestica Asia, Inc. and ACT Manufacturing on Hellyer Avenue in San Jose, California consisting 131,500 and 117,740 square feet of rentable space, respectively, under the Berg land holdings option agreement. The total estimated acquisition cost is $16.5 million and $14.4 million, respectively.

     OTHER COVENANTS. The acquisition agreement, Berg land holdings option agreement and supplemental agreement to which the Company and the Berg Group, or Carl E. Berg and Clyde J. Berg, individually are parties includes the undertaking of Carl E. Berg not to directly or indirectly acquire or develop, or acquire any equity ownership interest in any entity that has an ownership interest in, any real estate zoned or intended for use as R&D, office or industrial properties, with the exception of investments in securities of publicly traded companies, which securities do not represent more than 10% of the outstanding voting securities of such companies, in California, Oregon or Washington without first disclosing such investment opportunity to the Company and making such opportunity available to the Company, subject to the approval of the Independent Directors Committee. This restriction does not apply to any acquisition of the projects subject to the pending projects acquisition agreement or completed buildings acquired pursuant to the Berg land holdings option agreement or the supplemental agreement. This restriction remains in effect until the date on which both of the following conditions are satisfied:
(i) no nominee of the Berg Group is a member of the Board of Directors; and (ii) the Berg Group and its affiliates, other than the Company and the Operating Partnerships, beneficially own less than 25% of the outstanding Common Stock, including for these purposes all shares issuable upon exercise of the rights to exchange O.P. Units for Common Stock.

     In addition, transactions between the Company and any member of the Berg Group, or an entity in which a member of the Berg Group holds at least 5% of the equity interests, including the Company's election to issue Common Stock or pay cash in exchange for O.P. Units tendered by the Berg Group are subject to review and approval by the Independent Directors Committee. Aside from these restrictions, the Berg Group is generally free to conduct its business activities and will not be required to seek the approval of such activities or refer business opportunities to the Company, nor will it have any liability to the Company for its failure to do so.

     ISSUANCE AND ASSUMPTION OF DEBT. As of March 15, 2001, the Company was liable for loans aggregating approximately $43,820,000 and $11,599,000 payable to the Berg Group under the line of credit and mortgage loan, respectively, not accounting for the two acquisitions that occurred in the first quarter of 2001. The Berg Group line of credit is secured by seven properties, bears interest at LIBOR plus 1.30 percent, and the maturity date has recently been extended to March 2002. The mortgage loan is secured by two properties, bears interest at
7.65 percent, and matures in June 2010.

     In September 1998, the Company assumed a $100 million line of credit with the Wells Fargo Bank N.A. previously provided to and guaranteed by the Berg Group, which was reduced to $50 million subsequently. The Wells Fargo line of credit expired on February 29, 2000 and was repaid with proceeds from and replaced by a $50 million line of credit from the Berg Group. On April 1, 2000, the $50 million credit line with the Berg Group was increased to $75 million with all other terms remaining the same. The Wells Fargo line of credit was collateralized by 14 of the Company's properties and was guaranteed by Mr. Berg and certain other members of the Berg Group.

     LEASE FROM BERG GROUP. The Company leases its executive offices from Berg & Berg Enterprises, Inc. For the year ended December 31, 2000, the Company paid $80,640 to Berg & Berg Enterprises, Inc. under the terms of the lease agreement for its executive offices. Effective April 1, 2001, rent was increased to $7,520 per month.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, officers and greater than ten percent holders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

     To the Company's knowledge, based solely on review of the copies of the above-mentioned reports furnished to the Company and written representations regarding all reportable transactions, during the fiscal year ended December 31, 2000, all Section 16(a) filing requirements applicable to its directors, officers and greater than ten percent holders were complied with on time, except that Carl E. Berg and certain members of the Berg Group did not timely file one or more reports on Form 4 that may have been due with respect to acquired O.P. Units issued pursuant to the Pending Projects Acquisition Agreement and Berg Land Holdings Option Agreement. The acquisitions of these units were otherwise disclosed in reports filed by the Company on a group Form 4 filing made in April 2001.


                     REPORT ON EXECUTIVE COMPENSATION BY THE
                COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

     The Compensation Committee (the "Committee") comprises three independent members of the Board of Directors. The Company's Board of Directors has delegated to the Committee responsibility for reviewing, recommending and approving the Company's compensation policies and benefits programs. The Committee also has the principal responsibility for the administration of the company's stock plans, including approving stock option grants to executive officers.

COMPENSATION PHILOSOPHY

     The Company's executive compensation policy is designed to attract and retain qualified executive personnel by providing executives with a competitive total compensation package based in large part on their contribution to the financial and operational success of the Company, the executive's personal performance and increases in stockholder value as measured by the Company's stock price.

COMPENSATION PROGRAM

     The compensation package for the Company's executive officers consists of the following three components:

     BASE SALARY. The Committee determines the base salary of each executive based on the executive's scope of responsibility, past accomplishments and experience and personal performance, internal comparability considerations and data regarding the prevailing compensation levels for comparable positions in relevant competing executive labor markets. The Committee may give different weight to each of these factors for each executive, as it deems appropriate. In selecting comparable companies for the purpose of setting competitive compensation for the Company's executives, the Committee considers many factors not directly associated with stock price performance, such as geographic location, annual revenue and profitability, organizational structure, development stage and market capitalization.

     ANNUAL INCENTIVE COMPENSATION. At the present time, the Company does not have an annual incentive compensation program in place. However, the Compensation Committee may in the future at the Committee's discretion institute an annual incentive program.

     STOCK  OPTIONS.  The  Committee  believes  that  granting  stock options to executives and other key employees on an ongoing basis gives them a strong incentive to maximize stockholder value and aligns their interests with those of other stockholders. The Committee determines stock option grants to executives and has authorized the Company's CEO to determine stock option grants for all other employees, subject to the Committee's approval of total share allocations from the Company's option plan. In determining the size of stock option grants, the Committee considers the executive's current position with and responsibilities to the Company, potential for increased responsibility and promotion over the option term, tenure with the Company and performance in recent periods, as well as the size of comparable awards made to executives in similar positions in competing executive labor markets. Generally, each stock option grant allows the executive to purchase shares of the Company's common stock at a price per share equal to the market price on the date the option is granted, but the Committee has the power to grant options at a lower price if considered appropriate under the circumstances. Each stock option grant generally becomes exercisable, or vests, in installments over time, contingent upon the executive's continued employment with the Company.

     COMPENSATION OF CHIEF EXECUTIVE OFFICER. The annual salary for Mr. Berg was set in 1997 and first became payable in 1998. The Compensation Committee has no plan to adjust his compensation.

     COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M). Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to publicly-held companies for compensation paid to certain executive officers, to the extent that compensation paid to the officer exceeds $1 million during the Company's taxable year. the compensation paid to the company's executive officers for the year ended December 31, 2000 did not exceed the $1 million limit per officer. In addition, the Company's 1997 Stock Option Plan and executive incentive option grants have been structured so that any compensation deemed paid to an executive officer in connection with the exercise of his or her outstanding options with an exercise price per share equal to the fair market value per share of the Common Stock on the grant date will qualify as performance-based compensation that will not be subject to the $1 million limitation. It is very unlikely that the cash compensation payable to any of the Company's executive officers in the foreseeable future will approach the $1 million limit, and the Compensation
Committee does not expect to take any action at this time to modify cash compensation payable to the Company's executive officers to avoid the application of Section 162(m).



                            The Compensation Committee of the Board of Directors

                                                                  John C. Bolger
                                                               William A. Hasler
                                                              Lawrence B. Helzel

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee of the company's Board of Directors was formed in December 1998 and currently is comprised of Messrs. John C. Bolger, William
A. Hasler and Lawrence B. Helzel. None of these individuals were at any time during 2000, or at any other time, an officer or employee of the Company. No executive officer of the Company serves as a member of the Compensation Committee of any other entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.


                             AUDIT COMMITTEE REPORT

     The Audit Committee reviews, acts on and reports to the Board with respect to various auditing and accounting matters, including the selection of the Company's independent public accountants, the scope of the annual audits, fees to be paid to the Company's accountants, the performance of the Company's accountants, the audit report on the Company's consolidated financial statements following completion of the audit and the accounting practices of the Company with respect to internal accounting and financial controls. The Board of Directors of the Company adopted an Audit Committee Charter on June 9, 2000, a copy of which is attached to this proxy statement as Exhibit A. The Audit Committee is currently comprised of Messrs. John C. Bolger, William A. Hasler, and Lawrence B. Helzel, all of whom are independent. The Audit Committee met three times during fiscal year 2000.

     The Audit Committee has reviewed and discussed the audited financial statements of the Company for fiscal year 2000 with management and the Company's independent public accountants, PricewaterhouseCoopers LLP ("PWC"). The Committee discussed with PWC matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee was also provided by PWC the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with PWC that firm's independence.

     Based on the discussions with PWC concerning the audit, the independence discussions and the financial statement review, and such other matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board that the Company's financial statements for the fiscal year ended December 31, 2000 be included in its 2000 Annual Report on Form 10-K filed with the Securities and Exchange Commission.


                                   The Audit Committee of the Board of Directors

                                                                  John C. Bolger
                                                               William A. Hasler
                                                              Lawrence B. Helzel

AUDIT FEES

     The aggregate fees billed by PWC for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000 and the reviews of the interim financial statements included in the Company's Quarterly Reports on Form 10-Q for the fiscal year ended December 31, 2000 were approximately $90,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     None.

ALL OTHER FEES

     The aggregate fees billed by PWC for tax services rendered to the Company, other than the services described under "Audit Fees" and "Financial Information Systems Design and Implementation Fees," for the fiscal year ended December 31, 2000 were approximately $29,000.

               --------------------------------------------------
                                 PROPOSAL NO. 1:
                              ELECTION OF DIRECTORS
               --------------------------------------------------

     At the Meeting, four directors (constituting the entire Board of Directors) are to be elected to serve until the next annual meeting of Stockholders and until a successor for such director is elected and qualified, or until the death, resignation or removal of such director. There are four nominees, all of whom are currently directors of the Company.

                                    NOMINEES

     Set forth below is information regarding the nominees for election to the Board of Directors:

            Name                    Position(s) with the Company       First Elected Director
------------------------------     ------------------------------     ------------------------
Carl E. Berg                       Chairman of the Board, Chief                 1997
                                   Executive Officer, and President
John C. Bolger                     Director                                     1998
William A. Hasler                  Director                                     1998
Lawrence B. Helzel                 Director                                     1998

     In accordance with the Bylaws, it is a qualification of two directors that they be nominated by the Berg Group and that one such director be Carl E. Berg or the Berg Designee as long as the Berg Group and its affiliates (other than the Company and the Operating Partnership) own at least 15% of the fully-diluted number of shares. The Company has been advised by Mr. Berg, who represents the Berg Group, that he will be the only Berg Group nominee for election at this meeting.

     A plurality of the votes cast at the Meeting is required to elect each nominee as a director. Unless authority to vote for any of the nominees named above is withheld, the shares represented by the enclosed proxy will be voted FOR the election as directors of such nominees. Each person nominated has agreed to serve if elected, and the Board of Directors has no reason to believe that any nominee will be unavailable or will decline to serve. In the event, however, that any nominee is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for any nominee who is designated by the current Board of Directors to fill the vacancy.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF ALL OF THE ABOVE NOMINEES.

               --------------------------------------------------
                                 PROPOSAL NO. 2:
                         INDEPENDENT PUBLIC ACCOUNTANTS
               --------------------------------------------------

     The Board of Directors has appointed PricewaterhouseCoopers LLP, independent public accountants, to audit the financial statements of the Company for the year ending December 31, 2001. The Board of Directors proposes that the stockholders ratify this appointment. The Company expects that representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

     In the event that stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the selection is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors determines that such a change would be in the Company's best interests.

     The affirmative vote of a majority of the votes cast affirmatively or negatively at the Meeting is required to ratify the appointment of the independent public accountants.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE PROPOSAL TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP TO SERVE AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2001.

STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

     In addition, if you desire to bring business (including director nominations) before the Company's 2002 Annual Meeting, the Company's Bylaws states that it must be received by the Company's Secretary no earlier than [90th day prior to the date of this year's annual meeting] and no later than [60th day prior to the date of this year's annual meeting]. For additional requirements, a stockholder should refer to our Bylaws, Article II, Section 12, "Nominations and Proposals by Stockholders," a current copy of which may be obtained from our Secretary. If the Company does not receive timely notice pursuant to the Company's Bylaws, any proposal will be excluded from consideration at the meeting, regardless of any earlier notice provided in accordance with SEC Rule 14a-8. All stockholder proposals should be addressed to the attention of the Chief Executive Officer at the principal office of the Company.


OTHER MATTERS

     The Board of Directors knows of no other matters to be presented for stockholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, the Board of Directors intends that the persons named in the proxies will vote upon such matters in accordance with the best judgment of the proxy holders.


                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              Michael L. Knapp
                                              ----------------------------------
                                              Secretary
Cupertino, California
April 25, 2001

Exhibit A

                          MISSION WEST PROPERTIES, INC.
                             AUDIT COMMITTEE CHARTER
              AS ADOPTED BY THE BOARD OF DIRECTORS ON JUNE 9, 2000

                                     PURPOSE

The purpose of the Audit Committee of the Board of Directors of Mission West Properties Inc. is to oversee and monitor the Company's financial reporting process and systems of internal controls regarding finance and accounting on behalf of the Board of Directors.

                       RESPONSIBILITIES OF AUDIT COMMITTEE

The Board of Directors recognizes that the Company's management is responsible for preparing the Company's financial statements and that independent auditors are responsible for auditing those financial statements. In fulfilling these responsibilities, management and the independent auditors are ultimately accountable to the Audit Committee and the Board of Directors.

Nothing in this Charter should be construed to imply that the Audit Committee is required to provide or does provide any assurance or certification as to the Company's financial statements or as to its compliance with laws, rules or regulations. In order to fulfill its oversight responsibility, the Audit Committee must be capable of conducting free and open discussions with management, internal and independent auditors, employees and others regarding the quality of the financial statements and the system of internal controls.

The specific duties of the Audit Committee shall be as follows:

Independent Auditors

     1. Select and evaluate independent auditors, review their performance and recommend to the Board of Directors the appointment or replacement of independent auditors; and, to review and recommend to the Board of Directors fee arrangements in connection with such appointments.

     2.   Ensure the auditor's independence by:

          (i) ensuring that the auditors annually submit to the Audit Committee a formal written statement delineating all relationships between the auditors and the Company;

          (ii) actively engaging in a dialogue with the auditors with respect to any disclosed relationships or services that may impact their objectivity and independence, including the matters required by Independence Standards Board Standard No. 1 Independence Discussions with Audit Committees (as it may be as may be modified or supplemented);

          (iii)reviewing and discussing with the Board of Directors any relationships between the auditors and the Company, or any other relationship, that may adversely affect independence; and, reviewing and approving any significant management consulting engagements proposed to be undertaken by such auditors on behalf of the Company; and

          (iv) recommending that the Board of Directors take appropriate action in response to the auditors' report to satisfy itself of their independence.

     3.   Annually   require   the   auditors   to  confirm  in  writing   their
          understanding of the fact that they are ultimately accountable to the Board of Directors of the Company and its Audit Committee.

     4. Annually review the auditors' proposed audit plan and approach, as well as staffing and timing of the audit and related matters.

     5. Obtain from management, review and approve, a description of issues and responses whenever a second opinion is proposed by management to be sought from another outside accountant.

Financial Statements

     6. Conduct a post-audit, pre-issuance review of the Company's annual financial statements, the auditor's opinion thereon, and any significant difficulties or disagreements with management encountered during the course of the audit.

     7. Discuss the annual financial statements with the appropriate officers and/or employees of the Company and with the independent auditors, and discuss with the auditors the matters required to be discussed by relevant auditing standards, including the quality, and not just the acceptability, of the accounting principles and underlying estimates used in the statements.

     8. If the Committee finds the annual financial statements acceptable, to recommend to the Board of Directors that they be included in the Company's annual report on Form 10-K.

     9. Prepare a report to the shareholders of the Company in each proxy statement, as required by the rules of the Securities and Exchange Commission ("Commission").

     10.  Review with the Company's  financial  management  and the  independent auditors the quarterly earnings releases and the schedule of unrecorded adjustments to the Company's financial statements and the reasons underlying the Company's assessment of the immateriality of such adjustments.

     11. With regard to quarterly reports to the Commission on Form 10-Q, the Chairman of the Committee and/or any member or members of the Committee whom he designates, shall review with management and the independent auditor the financial statements to be included in such filing prior to filing with the Commission.

     12. Review prior to publication or filing and approve such other Company financial information, including appropriate regulatory filings and releases that include financial information, as the Committee deems desirable.

Internal Accounting and Control Functions

     13. Review the adequacy of the Company's system of internal accounting and financial control.

     14. Annually review the quality of internal accounting and financial control, the auditor's report or opinion thereon and any recommendations the auditor may have for improving or changing the Company's internal controls, as well as management's letter in response thereto and any other matters required to be discussed under Statement of Auditing Standards No. 61 (as it may be modified or supplemented).

     15. Review the Company's major financial risk exposures and the steps management has taken and proposes to take to monitor and control such exposures.

     16. Recommend to the Board of Directors for appointment and evaluate, in consultation with executive management, the Company's controller.

     17. Review and approve the budgets and staffing for the Accounting Department.

General

     18. Annually review this Audit Committee Charter, and any provisions of the Company's by-laws that refer to the Audit Committee, and to propose to the Board of Directors necessary or appropriate revisions.

     19. At least annually, the Committee shall hold separate, private meetings without other members of management present, with each of the Company's Chief Financial Officer, Controller, and the Company's independent auditor; and, each such person shall have free and direct access to the Committee and any of its members.

     20. Prior to the beginning of each fiscal year, the Chairman shall draft a proposed schedule of the Committee's activities for the coming year, and the times at which such activities shall occur, including preliminary agendas for each proposed meeting of the Committee, which shall be submitted to the Committee for its review and approval, with such changes as the Committee shall determine to be appropriate.

Reporting Responsibilities

     21.  Periodically   report  its  activities,   concerns,   conclusions  and
          recommendations to the Board of Directors.

                                    AUTHORITY

     22. The Audit Committee and each of its members may communicate directly and/or privately with the Company's directors, officers, employees, consultants, agents, internal auditors, independent auditors, attorneys-in-fact, counsel (including inside and outside counsel) and advisors, and any and all third parties in the performance of the Committee's functions.

     23. The Committee may cause an investigation to be made into any matter within the scope of its responsibilities under this Charter as the Committee deems necessary, or as otherwise requested by the Board or Directors. The Committee may require Company personnel to assist in any such investigation, and may engage independent resources to assist in such investigations as it deems necessary.

                              COMMITTEE MEMBERSHIP

     24. The membership of the Audit Committee shall consist of three directors each of whom shall:

          (i)  have been appointed by the Board of Directors.

          (ii) be free of any relationship to the Company which, in the opinion of the Board of Directors, may interfere with the exercise of independence from management and the Company;

          (iii)be or shall become (within a reasonable period of time after his or her appointment to the Committee) "financially literate," as such qualification is interpreted by the Board of Directors in its discretion; and

          (iv) otherwise meet the requirements of independence as set forth in the rules of the American Stock Exchange or any other market on or through which the Company's securities may be traded (the "relevant listing authority"), as such rules may be amended from time to time. In addition, at least one member of the Audit Committee shall have accounting or related financial management expertise, as determined by the Board of Directors in its discretion.

     25. The Board of Directors reserves all authority permitted under the rules of the Commission and the relevant listing authority in connection with any matter referred to in this Charter, including but not limited to the determination of independence of Audit Committee members.

                                    MEETINGS

     26. The Audit Committee shall meet as often as necessary to fulfill its functions as determined by the Committee, but no less than three times annually.

                          MISSION WEST PROPERTIES, INC.
                               ------------------
                            ------------------------
                       SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS

     The undersigned hereby appoints Carl E. Berg and Michael Knapp, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, all shares of common stock of Mission West Properties, Inc. (the "Company") held of record by the undersigned on April 20, 2001 at the Annual Meeting of Stockholders to be held May 17, 2001 and any adjournments thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL.

     PLEASE MARK, DATE, SIGN, AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES.

     Dear Stockholder:

          Please take note of the important information enclosed with this Proxy. There are a number of issues related to the operation of the Company that require your immediate attention.

          Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

          Please mark the boxes on the proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy in the enclosed postage paid envelope.

          Thank you in advance for your prompt consideration of these matters.

                                                   Sincerely,
                                                   Mission West Properties, Inc.

--------------------------------------------------------------------------------
                                   DETACH HERE
   [X]  Please mark vote
        as in this example

                                                                                 FOR     AGAINST    ABSTAIN
1. Election of Directors                         2. Ratify the appointment of    [ ]       [ ]        [ ]
   NOMINEES:  Carl E. Berg, John C. Bolger,         PricewaterhouseCoopers
   William A. Hasler, and Lawrence B. Helzel        as independent LLP auditors.
                               FOR   WITHHELD
                               [ ]     [ ]

                                                 3. In their discretion, the
                                                    proxies are authorized to
                                                    vote upon any other business
                                                    that may properly come
                                                    before the meeting.


-------------------------------------            MARK HERE FOR  [ ]
             Name                                ADDRESS CHANGE
                                                 AND NOTE AT LEFT
-------------------------------------
         Street Address
                                                 PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. JOINT OWNERS SHOULD
-------------------------------------            EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS OR OTHER
City       State   Country   Zip Code            FIDUCIARIES SHOULD GIVE FULL TITLE AS SUCH. IF SIGNING FOR A
                                                 CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY A DULY
                                                 AUTHORIZED OFFICER.

[ ] PLEASE CHECK HERE IF YOU PLAN ON ATTENDING THE ANNUAL
STOCKHOLDERS MEETING.


Signature: _______________________ Date: _____________       Signature: _______________________ Date: _____________
